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                                                                    Exhibit 3.1

                                STATE OF DELAWARE

                                                                         PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                       -----------------------------------



         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "CEDAR BRAKES IV, L.L.C.", FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 2001, AT 1 O'CLOCK P.M.



                                  [STATE SEAL]











                          [Seal]    /s/ Harriet Smith Windsor
                                    -------------------------------------------
                                    Harriet Smith Windsor, Secretary of State

3387964  8100                         AUTHENTICATION:  1115256

010214772                                      DATE:  05-03-01



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                            CERTIFICATE OF FORMATION
                                       OF
                             CEDAR BRAKES IV, L.L.C.

         This Certificate of Formation of Cedar Brakes IV, L.L.C. (the "LLC") dated as of May 3 2001, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. ss.ss. 18-101, et. seq.

FIRST:   The name of the LLC formed hereby is:

               Cedar Brakes IV, L.L.C.

SECOND: The address of the registered office of the LLC in the State of Delaware is:

               Corporation Trust Center
               1209 Orange Street
               New Castle County
               Wilmington, Delaware 19801

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

               The Corporation Trust Company
               Corporation Trust Center
               1209 Orange Street
               New Castle County
               Wilmington, Delaware 19801

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed as of the date first above written.



                                /s/ Pilar DeAnda
                                -------------------------------
                                Pilar DeAnda
                                Authorized Person